Exhibit 10.68

SECOND CALL OPTION AMENDMENT AGREEMENT dated as of January 28, 2021
Between LIGAND PHARMACEUTICALS INCORPORATED and DEUTSCHE BANK AG, LONDON BRANCH

THIS SECOND CALL OPTION AMENDMENT AGREEMENT (this “Agreement”) with respect to the Call Option Confirmations (as defined below) is made as of January 28, 2021 between Ligand Pharmaceuticals Incorporated (“Company”) and Deutsche Bank AG, London Branch (“Dealer”).
WHEREAS, Company issued $650,000,000 principal amount of 0.75% Convertible Senior Notes due 2023 (the “Convertible Notes”) pursuant to an Indenture dated as of May 22, 2018 between Company and Wilmington Trust, National Association as trustee;
WHEREAS, in connection with the pricing of the Convertible Notes, Company and Dealer entered into a Base Call Option Transaction (the “Base Call Option Transaction”) pursuant to an ISDA confirmation dated as of May 17, 2018, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Company purchased from Dealer 650,000 call options (as amended, modified, terminated or unwound from time to time, the “Base Call Option Confirmation”), with an Applicable Percentage of 20% applicable to Dealer;
WHEREAS, in connection with the exercise of the over-allotment option by the initial purchasers of the Convertible Notes, Company and Dealer entered into an Additional Call Option Transaction (the “Additional Call Option Transaction” and, together with the Base Call Option Transaction, the “Call Option Transactions”) pursuant to an ISDA confirmation dated as of May 18, 2018, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Company purchased from Dealer 100,000 call options (as amended, modified, terminated or unwound from time to time, the “Additional Call Option Confirmation” and, together with the Base Call Option Confirmation, the “Call Option Confirmations”), with an Applicable Percentage of 20% applicable to Dealer;
WHEREAS, Company and Dealer entered into that certain Call Option Amendment Agreement, dated as of April 6, 2020 (the “First Call Option Amendment”) to, among other things, amend certain terms of the Call Option Confirmations; and
WHEREAS, in connection with a repurchase by Company of $20,280,000 aggregate principal amount of Convertible Notes (the “January 2021 Repurchase”), the Company has requested and the Dealer has agreed to make certain amendments to the Call Option Confirmations for the Options relating to such repurchased Convertible Notes to remain outstanding until a later exercise, notwithstanding the repurchase of the corresponding Convertible Notes;
NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:
    1.    Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Call Option Confirmations.

    2.    Amendment. (a) Each of the Call Option Confirmations shall be amended by adding the sentence “Notwithstanding anything to the contrary herein, the January 2021 Repurchase shall not constitute a Repayment Event” to the end of Section 8(a)(iii).

        (b) For the avoidance of doubt, the amendments set forth in Sections 2(ii) through (vi) of the First Call Option Amendment shall apply to each of the Call Option Confirmations.

    3.    Representations and Warranties of Company. Company represents and warrants to Dealer on the date hereof that:

        (a) it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

        (b) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

        (c) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

        (d) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

        (e) it is not in possession of any material nonpublic information regarding Company or the Shares;

(f) it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(g) the execution, delivery and performance of this Agreement do not violate or conflict with any applicable law or regulation promulgated under the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) or the Federal Reserve Act, as amended, to the extent applicable to the Company and which may require the Company, as a condition of a loan, loan guarantee, direct loan (as that term is defined in the CARES Act) or any other investment, or any financial assistance or relief under any program or facility, to comply with a requirement not to, or otherwise agree, attest, certify or warrant that it has not, as of the date specified in such condition, repurchased, or will not repurchase, any equity security of the Company, and that it has not, as of the date specified in the condition, made a capital distribution or will make a capital distribution.

    4.    Representations and Warranties of Dealer. Dealer represents and warrants to Company on the date hereof that:

        (a) it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

        (b) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

        (c) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

        (d) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

    5.     Governing Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

    6.     Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

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    7.    No Reliance, etc. Company confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

    8.    No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Call Option Confirmations (as amended by the First Call Option Amendment) shall remain in full force and effect and are hereby confirmed in all respects.

    9.    U.S. Stay Regulations. The parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement and the Call Option Confirmations, and for such purposes each of this Agreement and the Call Option Confirmations shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and the Call Option Confirmations and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full- Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement and the Call Option Confirmations, and for such purposes each of this Agreement and the Call Option Confirmations shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and Company shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement and the Call Option Confirmations” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider.

“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

[Signature Page Follows]

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Deutsche Bank AG, London Branch

By: /s/ Andrew Yaeger
Name: Andrew Yaeger
Title: Managing Director

By: /s/ Paul Stowell
Name: Paul Stowell
Title: Managing Director

Deutsche Bank Securities Inc., acting solely as
Agent in connection with the Call Option Confirmations

By: /s/ Andrew Yaeger
Name: Andrew Yaeger
Title: Managing Director

By: /s/ Paul Stowell
Name: Paul Stowell
Title: Managing Director
[Signature Page to Call Option Amendment Agreement]

Ligand Pharmaceuticals Incorporated
By:	/s/ Matthew Korenberg
Name: Matthew Korenberg Title: EVP, CFO

[Signature Page to Call Option Amendment Agreement]